UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:		811-1596

FPA CAPITAL FUND, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	MARCH 31

Date of reporting period:	SEPTEMBER 30, 2007

Item 1. Report to Stockholders.

FPA Capital Fund, Inc.

Semi-Annual Report

September 30, 2007

Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

49167

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

This Semi-Annual Report covers the six-months ended September 30, 2007. Your Fund's net asset value (NAV) per share closed at $42.65. A $0.35 income distribution and a $1.04 capital gains distribution, $1.02 of which was long-term, were paid on July 6, 2007 to holders of record on June 29.

The following table shows the average annual total return for several different periods ended on that date for the Fund and comparative indices of securities prices. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

	Average Annual Total Return
	1 Year	5 Years	10 Years	15 Years	20 Years	FPA Inception 7/1/1984
FPA Capital (NAV)*	11.15%	17.39%	11.31%	17.00%	15.12%	16.91%
FPA Capital (Net of Sales Charge)**	5.31%	16.13%	10.71%	16.58%	14.81%	16.64%
Lipper Mid-Cap Value Fund Average	16.04%	19.40%	9.91%	12.93%	11.24%	12.68%
Russell 2000	12.34%	18.75%	7.22%	11.48%	9.70%	11.12%
Russell 2500	15.17%	19.55%	9.24%	13.08%	11.46%	13.19%
S&P 500	16.44%	15.45%	6.57%	11.11%	10.59%	13.17%

The Fund's six-month total return, which includes both the changes in NAV and the reinvestment of distributions paid, was -0.76%*. This compares with total returns of 2.58% for the Lipper Mid-Cap Value Fund Average, 1.19% for the Russell 2000, 2.32% for the Russell 2500 and 8.44% for the S&P 500. On a calendar year-to-date basis, these same comparisons are 6.04%* for FPA Capital Fund, 7.36% for the Lipper Mid-Cap Value Fund average, 3.16% and 5.95% for the Russell 2000 and 2500, and 9.13% for the S&P 500.

Special Announcement

It gives me great pleasure to announce that Dennis Bryan and Rikard Ekstrand have been promoted to portfolio managers of your Fund and that they will have direct responsibility for a portion of the Fund's portfolio. Each will be writing a segment of the shareholder letter under their respective names. This change is in recognition of their contributions to your Fund. Dennis Bryan joined FPA in 1993 and he has been a valued and dedicated associate. Rikard Ekstrand followed in 1999. Each has made significant investment contributions to Fund performance in areas such as energy, industrial equipment, retail and technology, to name a few. What this change reflects is the evolutionary way in which we grow and enhance FPA to support its investment products. We have added investment professionals in a very measured way so as to be sure that, when they do join the firm, they have "bought" into the philosophy and culture of FPA. We do not make changes rapidly at FPA and, thus, an investment professional who joins our firm must be willing to have patience in regard to how his career develops. We do not want people who demand or expect immediate gratification or recognition. Since our investment philosophy requires discipline and patience, we want to see these same attributes in the investment professionals who join FPA. Both Dennis and Rikard are outstanding examples of this philosophy. They are also two of the eight partners who own First Pacific Advisors, LLC.

Comment on Morningstar's Lowering of Your Fund's Stewardship Grade

Morningstar recently changed its stewardship grading methodology and lowered your Fund's stewardship grade from "A" to "B." I want to assure you that we have done nothing to change how we manage the Fund or the principles that guide us. The protection and growth of your assets remain paramount in our thinking, as we have consistently stated. We strongly disagree with Morningstar's change and have communicated our displeasure with this action. I will briefly discuss why this was done and why we are of a different opinion. You may read our full response to Morningstar on our website at www.fpafunds.com. According to them, the two primary issues that led to this

  *  Does not reflect deduction of the sales charge which, if reflected, would reduce the performance shown

  **  Reflects deduction of the maximum sales charge of 5.25% of the offering price change are how they view our lack of performance-based compensation for fund managers and the absence of an independent chairman of the board of directors. In the first case, Morningstar wants to see that fund managers have a portion of their compensation subject to a relative market performance adjustment. They believe this helps to better align the interests of the manager with those of the shareholder. Morningstar's model is based on the manager being an employee of the management company, but does not adequately consider our company structure where the managers of your Fund are owners of FPA. We believe that managers' ownership of FPA creates a strong, long-term incentive for stewardship and aligns the long-term interests of the managers with those of Fund shareholders. The second issue, independent chairmanship, has been addressed by your Fund's independent board members and subsequent to the issuance of Morningstar's grades they elected an independent chairman. The board has maintained its autonomy with more than 75% of its members independent outside directors, who bring impartial and objective skills to the oversight of your Fund. In all, FPA's management system has led to unprecedented stability over the last 30 years, which is longer than Morningstar has existed. Along with the board, we will continue to maintain our emphasis on strong stewardship and governance over the Fund, as we have since we took over its management almost 25 years ago.

Commentary

Your Fund underperformed the major indexes as well as the Lipper Mid-Cap Value Fund Average for the six-month period ended September 30, 2007. On a year-to-date basis, your Fund outperformed both the Russell 2000 and the Russell 2500 while modestly underperforming the Lipper Average. This performance was achieved despite between 40 – 45% invested in short-term liquidity. This indicates that our stock selection was able to nearly offset the drag on investment performance from our heavy investment in liquidity.

During the market's precipitous decline in July and August, your Fund's large cash holding helped to protect the Fund during the credit crisis but not to the extent that we expected. The culprit in holding back your Fund's performance was our exposure to retail. Several of our holdings declined between 12% and 40%, while the indexes declined substantially less. During the twelve months ended September 30, 2007, the Fund's retail exposure had been reduced from 22.4% to 11.7%. We eliminated two holdings, Michaels Stores and Big Lots, along with trimming our holdings in RadioShack and Ross Stores; however, we were unwilling to reduce the remaining positions any further. During the market's decline, we did add to our holdings in Charming Shoppes and Foot Locker, while adding a new holding, Circuit City. Dennis Bryan will discuss the reasoning behind this new investment in his segment of this shareholder letter. We have confidence in our remaining holdings and believe they continue to be attractive longer-term investments. In our opinion, this recent decline is only a temporary setback.

One of the best-performing market sectors was technology, with double-digit returns for this reporting period. We have maintained a low exposure to this sector for some time. In response to this area's strong performance, we reduced the Fund's investment in Avnet from over 9% to 5.8% of total assets, after it had appreciated 56%. We believe it was prudent to reduce the Fund's exposure despite our being confident in Avnet's future. As a side note, Avnet is one of a limited number of technology stocks whose current share price is at a higher level than when the Nasdaq and technology indexes peaked in 2000 and 2001. Avnet's management has done a superb job of improving corporate profitability and growing the company. These same comments apply to our other electronic distributor, Arrow Electronics, but we did not reduce this holding since it represented a smaller percentage of assets. While many technology stocks were rising, we added a new position, Western Digital, after the stock declined more than 25% from its recent high. Western Digital designs, develops, manufactures, and markets hard disk drives (HDDs). The company's HDDs are used in desktop personal computers, servers, network attached storage devices, and satellite and cable set-top boxes. We acquired our initial position at 0.65x sales and less than 7.5x earnings net of cash on the balance sheet. Unfortunately, we did not acquire a significant position since the stock rose from our buy level. I fault myself for being a little too price sensitive. Dennis Bryan has been gracious enough not to remind me of this since he led the charge on this investment.

Another strong performance sector was energy. Our best-performing holding, National Oilwell Varco, was sold after appreciating nearly 86% and 136% for the six- and nine-month periods ended September 30. Since we began purchasing it in 2001, it has risen nearly ten-fold; therefore, we believe we have made the easy money. It is a superb company and Rikard Ekstrand did an outstanding job on this particular investment but we believe that its current share price discounts much of its positive future outlook. We acquired it during a period of economic distress and limited confidence in its future outlook. That is not the situation today. This is a good example of how we like to invest, in that, during periods of uncertainty and depressed share prices, we like to establish positions and then wait patiently for the underlying investment fundamentals to work out. It requires patience and a willingness to go against the crowd.

After the various portfolio changes, your Fund's equity portfolio has significant valuation advantages, when compared to the various metrics for the benchmark indexes. As of September 30, 2007, your Fund's P/E and P/BV (Price/Book Value) ratios were 12.3x and 2.0x, respectively. By comparison, the P/E ratios of the Russell 2000 and the 2500 were 25.1x and 22.5x, while the P/BV ratios were 2.4x and 2.5x. Our companies are financially stronger, with a 22.4% Total-Debt/ Total-Capitalization ratio, which compares favorably to the 39.5% and 43.3% for the Russell 2000 and 2500. Finally, our companies weighted Return on Average Equity of 13.4% approximates the 12.3% and 14.5% of the Russell 2000 and 2500 indexes.

During the past two years, our defensive portfolio positioning has held back your Fund's investment returns. To remind you of our investment philosophy, we view holding cash as the residual of investment opportunity. When we find securities that meet our investment standards, we will deploy capital. Unfortunately, we have not uncovered a sufficient number of attractive investments to deploy our cash. In June, my value screen identified 35 qualifying companies, a new all-time low, versus the prior record low of 47 in January 2004. During the stock-market decline, the number of qualifiers rose to 117 and is now at 106, as of the writing of this shareholder letter. During previous periods of stock-market distress, a typical number of qualifiers would be in the range of 250 to 400. This has not occurred for several years. When I dug deeper into these qualifiers, more than half of them had market capitalizations of less than $500 million, with nearly 70% below one billion. In other words, most of the qualifiers are micro market-capitalization stocks and, thus, they are generally too small for us to take seriously as an investment opportunity. Most of the others were either in financial services or were in housing-related sectors and, thus, in our opinion, it is still too early to consider them. We will continue to wait patiently for future investments that meet our criteria and provide us with a better than average ratio of potential investment return versus risk.

In the March 2007 Shareholder Letter, we had an extensive discussion entitled, "Special Commentary." We discussed the growing risks in several areas of the capital markets and went on to detail them. On June 28, I gave a speech before the Chartered Financial Analyst Society of Chicago entitled, "Absence of Fear." You may read it on our website, www.fpafunds.com. This is a more detailed discussion of what was covered in the Shareholder Letter. Since then, many of the potential risks identified have now become more widely understood. The collapse in loan originations and pricing in the subprime and Alt-A loan sectors along with questioning of security pricing and credit-rating models has been covered widely in the press. On October 12, the front page of the Wall Street Journal led off with the story, "U.S. Investors Face an Age of Murky Pricing." A discussion of the difficulties and pitfalls of pricing highly complex securities is covered quite well. A brief discussion details the three different methodologies used to price securities: marking to market; marking to matrix; and marking to model. As Warren Buffett said, "They call it 'marking to market,' but it's really marking to myth." I refer to "marking to model" as "Imaginary Accounting." You imagine a price and then you account for it at that price. Many of these securities values are predicated on valuation models that were created by management. This is like having the fox guard the hen house. It is all legal but it does not give us great confidence in the viability or soundness in the balance sheets of many financial service companies. Many of these securities have become so complex that it is nearly impossible to accurately value them. It is all guess work.

I highlight these issues because, for several years, U.S. economic growth has been driven by high credit growth and the development of the structured finance industry. According to David Rosenberg, chief North American economist at Merrill Lynch, the ratio of total household debt to total disposable income has risen to

136% from 100% in 2000. During this six-year span, the consumer added as much debt as was added in the previous 40 years combined. The vast majority of this debt growth has been created outside of the banking system. Through the second quarter of this year, non-bank credit creation was $3.12 trillion while bank credit creation was $578 billion, according to MacroMavens. Between 2000 and 2006, it is estimated that total mortgage securitizations outstanding rose from $5.1 trillion to $10.4 trillion. Collateralized debt obligation — these take mortgage securitizations and pool them into another synthetic security — rose from approximately $99 billion to $562 billion for this same period. These numbers do not include collateralized lease obligations, structured investment vehicles, now the subject of intense concern, or the many other types of private credit transactions that have been creatively developed. Most of these securities do not come under the regulation of the banking system. The securitizations that are under the most stress are those that are dependent upon questionable borrowers, subprime for example, or have loans that have been underwritten with highly lax credit standards. Most of the structured finance issues revolve around housing-related securities, but we are of the opinion that questionable underwriting processes spread to all areas of the credit market.

On September 18, the Federal Reserve lowered the Fed Funds rate by 1/2 percent to 4.75%. The stock market took this as an all-clear sign that everything is going to be all right. Many "experts" are saying that the worst of the credit crisis is over and that 2008 will be just fine. We disagree! The ABX Indexes, indexes based on several asset-backed securitizations backed by subprime credit loans of different periods of issuance, have recently been hitting new lows compared to those that took place at the height of the August credit crisis. It took years for the excesses in the credit system to develop. To think a few weeks of market decline and a 1/2 point cut in the Fed Fund's rate will solve our large and varied credit issues seems to us to be a bit unrealistic. This credit crisis, unlike earlier ones which were a function of Fed policy actions that led to higher interest rates and a lessening in credit availability, had its genesis from unsound underwriting and aggressive credit creation that was accommodated by the credit-rating agencies' use of faulty models. The basic problem is that borrowers took on more debt than they could handle and the rating agencies had faulty models that allowed large-scale debt sales to buyers who had little understanding of what the risks were of the particular security they were buying. All that counted was that there was an appropriate credit grade that allowed the buyer to purchase a structured finance security at a yield substantially higher than what could have been attained with a similarly rated corporate bond. These ratings have been shown to be quite faulty, with Moody's, Standard & Poor's and Fitch trying to get ahead of this situation by announcing a multitude of credit downgrades. They all have said that they have modified their models in light of new information. As the old saying goes, "Fool me once, shame on you. Fool me twice, shame on me." Many buyers worldwide were sold securities that were not what they thought they were. There was a scramble for yield, in a low interest-rate world, that allowed this mess to develop. To think that these buyers will return rapidly is, in our opinion, quite optimistic. It will take a revamping of the structured finance industry and a restructuring of the credit-rating agencies to re-establish confidence in the entire process. This will take time and, thus, structured finance credit creation should shrink in size for the foreseeable future.

Should we be correct in this assessment, a smaller potential structured finance market will lead to a large number of layoffs from those companies that specialize in this area. Unless a multitude of financial institutions are willing to grow their balance sheets and increase their leverage ratios, particularly banks, it would seem that we are in for a rough spell, regarding credit availability and growth, and this should have negative implications for economic growth. A contraction in structured finance originations will likely prolong the housing slump by further depressing home construction, turnover and prices, resulting in a further erosion of consumer confidence and spending. A cleansing of the credit system should and will have to take place. At this time, we have seen no material cleansing of toxic investment securities within the capital market. If any structured loans have traded, they have been of the higher-quality credit ratings. We believe most holders have not been able to or willing to take the appropriate price discounts to move these troubled securities off their books. These comments apply to other areas of the credit market such as high-yield and leveraged buyout loans. We do not believe these credit market issues will likely be resolved within the next twelve to eighteen months. Additional pain and fear must occur before this process can begin.

Outlook

In light of the above comments, we believe the odds of a 2008 recession have increased to at least 50%, or more. Given the growing credit contraction, oil prices approaching $90 per barrel and the dollar setting new all-time lows versus a basket of currencies; future Fed policy actions may prove rather ineffectual in dealing with these challenges. We are of the opinion that the Fed will lower the Fed Funds rate into the 3.75% to 4% range next year, or lower, as housing, capital markets and consumer issues negatively affect economic and corporate earnings growth. We view consensus earnings growth expectations as being too high and believe that they will have to be lowered. Only recently have various types of financial services companies begun to recognize their problem loans and investments, with charges and provisions for future losses. Some of these stocks have responded favorably, with the belief that these companies are getting their problems behind them. Again, we believe the consensus is being too optimistic. Generally, managements are always initially optimistic, until they have to face the grim reality of the situation, and this process should extend well into 2008. The stock market appears to be ignoring these various risks since there appears to be a general belief that lower interest rates will ride to the rescue to solve these credit problems and support stock prices. We do not agree with this optimistic view and, therefore, we will continue to deploy a highly defensive portfolio strategy since we do not believe we are being appropriately compensated for these risks. With those closing comments, Dennis Bryan and Rikard Ekstrand will convey their thoughts.

Dennis Bryan Commentary
Circuit City Stores, Inc.

During the third quarter, we initiated a new position in Circuit City (CC). We started buying the stock near $13 a share and purchased more as the stock declined to roughly $8 a share. We have purchased approximately a half position and are waiting to see how operational changes begin to impact the company.

Circuit City is the second largest independent, consumer electronic retailer in the United States. The company operates roughly 650 super stores in the U.S., averaging approximately 25,000 square feet in size, which produce annual sales of over $11 billion. The company also has 800 smaller stores in Canada, each with approximately 2,000 square feet, which generate approximately $500 million of annual sales. The core U.S. stores sell audio, video, and home office products, entertainment software, and related installation and services.

We have been following Circuit City for many years, but until recently the company did not possess a management team strong enough to inspire our confidence that it could lead the company to achieve its profit potential. However, in 2006, the Board of Directors replaced the former CEO, who we believed was very ineffectual, and elevated Phil Schoonover from the President's role to the CEO position. Prior to Schoonover's joining the firm in 2004, he was with Best Buy for roughly a decade and helped turn around that retailer in the mid to late 1990s. We expect Schoonover, and the new executives he has brought in over the last couple of years, to transform Circuit City from a tired consumer electronics retailer into a modern, more efficient retailer that provides its customers with a better in-store experience than in the recent past.

Over the last couple of years, the new management team has started to roll out all new information technology systems to better manage merchandise, stores and labor. These new systems should all be operational by the end of next year. New standard operating procedures and district-level management directives were recently installed. Next year, the company says it will complete the roll-out of a new Point-of-Sale (POS) system for all 650 U.S. stores. These new systems will allow store personnel to more rapidly check out customers, management to better schedule labor hours, and integrate with the new merchandise systems to more accurately tailor in-store inventory for a given geographic area, based on demographics, sales history, and other data.

All of these changes have not been easy for the company and the disruption to the stores has been greater than we anticipated. Recent sales have not met expectations; however, by the fourth quarter of its fiscal year ending February 2008, Circuit City should start to experience a meaningful pick-up from the weak results experienced earlier this year. Obviously, we are monitoring the turnaround very closely, but we agree that many of the changes management has implemented were required for the company to achieve better returns on capital.

Our profit expectations are below management's guidance, yet very realistic. Circuit City's management has publicly stated that they believe they can increase the company's operating margin from 1.5% to 5% over the next few years. For comparison, Best Buy has achieved operating margins greater than 5% each of the last four years. Our expectations are more conservative. We believe that Circuit City could achieve a 3% operating margin level within the next few years. If we assume a small measure of revenue growth, we would not be surprised to see the company earning approximately $1.50 of EPS sometime within the next three to five years. In the meantime, Circuit City has over $2 per share of net cash on balance sheet, and has the ability to generate at least another $3 per share of cash through better working capital management while having a market capitalization that is at a very depressed 13% of sales.

Rikard Ekstrand Commentary

Deepwater Oil Production — the Key to the Supply Equation Puzzle

The energy sector is by far our largest investment area. We discussed the rationale for our energy investments in the September 2006 Shareholder Letter. We will expand on that discussion here by providing our thoughts on the deepwater segment, which is vital for future production levels. Before discussing deepwater oil, let's sum up the current demand and supply equation for oil. Over the last four decades, worldwide oil consumption has virtually doubled from 45 million barrels per day in 1970 to 86 million barrels today. When comparing this to discovered oil volumes, the picture becomes bleak. Harry Longwell, a former Director and Executive President of Exxon Mobil Corporation, backdated discoveries to the time the find was made and built a chart that showed that global discoveries peaked around 1960, or almost five decades ago. This was when we were in the beginning phases of using 2D seismic technology. 3D seismic came a few decades later and now we're using visualization technologies and real-time data when drilling. The diamond drilling bore technology came in the 1960s and revolutionized the oil drilling industry. Despite these large technological advances, global discoveries have declined from close to 60 billion barrels per year in the peak years of the 1960s to around 10 billion barrels today. Thus, after five decades of significant improvements in technology and understanding of where oil is, we are now finding a fraction of what we found five decades ago.

Due to this declining discovery trend, we are now relying on old fields for the majority of our supply. Eighty percent of global oil production today comes from fields discovered before the 1970s, according to 13D Research. How fast these older fields are depleting is of paramount importance. To appreciate the impact of depletion, the U.S. is one of the best case studies. Depletion of the U.S. oil reserves was first signaled by the drop in yield to exploration in 1940, as measured by barrels per foot drilled. But with enhanced technology, oil production kept growing for another 30 years despite a deceleration in yields. Then the inevitable happened; production peaked in 1970 and it has declined ever since. The decline rate has been slowed by incremental production in new areas such as Alaska and the deepwater Gulf of Mexico, without which the decline would have been much steeper and more serious. The U.S. is a good precursor for what is happening in the global arena. The world is now consuming approximately three times the volume of crude it is finding each year. Put another way, at current levels of oil consumption, we are using up and not replacing two thirds of our daily consumption. This is why we have focused our investment on oil drilling companies. Exploration and thereby drilling for oil must increase to keep production levels from declining over time, and this leads us to deepwater oil.

Deepwater oil is defined as oil found at depths greater than 400 meters, or 1200 feet. Remarkable technological achievements have extended the range of drilling from shallow waters to deep waters over the last decade and a half. This has allowed the mapping of where deepwater oil is in the world. It turns out that there are three main regions where it is prolific, the U.S. and the Mexican Gulf of Mexico, Brazil's Campos Basin near Rio de Janeiro, and Africa's Angola and Nigeria. The total proved and probable deepwater and ultra-deepwater resource today is 78 billion barrels according to data from Bank of America, of which 44 billion is proved according to IPC Petroleum Consultants. It is this large resource base that is allowing deepwater production to double from production levels of more than 4 million barrels per day in 2006 to over 8 million barrels by 2011, according to estimates from Bank of America and Wood Mackenzie, a consultant to the global oil industry.

However, by 2011, this data points to a sharply slowing and then flattening deepwater growth profile. The reason for this is that a proven resource base of 44 billion barrels is unable to support peak production in excess of 8 – 10 million barrels per day for any length of time since depletion rates would get too large. For example, 8 – 10 million barrels per day, or 2.9 – 3.6 billion barrels per year, of deepwater production implies a 6.6 – 8.3% depletion rate on a proven resource base of 44 billion barrels. The U.K. for example, an offshore province, has a depletion rate of 7.7% — according to Colin Campbell, a retired petroleum geologist who specializes in depletion — and its production peaked in 1999, or eight years ago, at lower depletion rates than currently.

The only sustainable way to get higher deepwater oil production is to prove up the probable barrels and to make substantial new discoveries. Extrapolating the falling deepwater discovery trend suggests that another 5 – 15 billion barrels of smaller finds can be made, according to Colin Campbell. Adding these possible barrels to the 34-billion-barrel probable reserves gives us 40-50 billion on top of the proven 44 billion. In order to continue growing deepwater production beyond the 2011 forecast, we would need to prove up and bring these barrels to production in the near future. However, the reality is that by the time these potential barrels are brought to production, declines in existing deepwater fields, and onshore fields, will eat up a lot of these gains. Time will tell if substantially more can be found and economically produced in the deep waters around the world. We believe the impact on oil prices will be significant if we don't find substantially more than the current discovery trend is suggesting; therefore, we remain of the opinion that, in the next decade, oil prices will likely be substantially higher than they are today.

With those closing comments, we thank your for your patience, support and trust that you have demonstrated by your investment in FPA Capital Fund.

Respectfully submitted,

Robert L. Rodriguez
President and Chief Investment Officer

Dennis M. Bryan
Vice President and Portfolio Manager

Rikard B. Ekstrand
Vice President and Portfolio Manager

October 13, 2007

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

PORTFOLIO SUMMARY

September 30, 2007

Common Stocks		55.6%
Energy	18.8%
Retailing	11.7%
Technology	9.9%
Consumer Durables	5.9%
Industrial Products	4.3%
Financial	2.5%
Consumer Non-Durables	1.7%
Defense	0.8%
Non-Convertible Securities		8.5%
Short-Term U.S. Government Securities		17.5%
Short-Term Corporate Notes		19.6%
Other Assets and Liabilities, net		(1.2%)
Total Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

Six Months Ended September 30, 2007

	Shares or Principal Amount
NET PURCHASES
Common Stocks
Charming Shoppes, Inc.	700,000	shs
Circuit City Stores, Inc. (1)	3,869,800	shs
Foot Locker, Inc.	142,000	shs
Western Digital Corporation (1)	292,000	shs
Non-Convertible Security
U.S. Treasury Note — 4.125% 2008 (1)	$25,000,000
NET SALES
Common Stocks
Avnet, Inc.	1,842,900	shs
National Oilwell Varco, Inc. (2)	811,300	shs
RadioShack Corporation	323,200	shs
Trinity Industries, Inc.	50,000	shs

(1) Indicates new commitment to portfolio

(2) Indicates elimination from commitment to portfolio

PORTFOLIO OF INVESTMENTS

September 30, 2007

COMMON STOCKS	Shares	Value
ENERGY — 18.8%
Atwood Oceanics, Inc.*	193,100	$14,783,736
ENSCO International Inc.	2,331,800	130,813,980
Patterson - UTI Energy, Inc.	3,972,300	89,654,811
Rosetta Resources, Inc.*,†	4,455,800	81,719,372
Rowan Companies, Inc.	2,374,300	86,851,894
		$403,823,793
RETAILING — 11.7%
Charming Shoppes, Inc.*	6,300,000	$52,920,000
Circuit City Stores, Inc.	3,869,800	30,610,118
Foot Locker, Inc.	2,814,300	43,143,219
RadioShack Corporation	1,116,400	23,064,824
Rent - A - Center, Inc.*	1,309,200	23,735,796
Ross Stores, Inc.	1,487,400	38,136,936
Zale Corporation*	1,773,600	41,041,104
		$252,651,997
TECHNOLOGY — 9.9%
Arrow Electronics, Inc.*	1,885,000	$80,150,200
Avnet, Inc.*	3,152,600	125,662,636
Western Digital Corporation*	292,000	7,393,440
		$213,206,276
CONSUMER DURABLES — 5.9%
Champion Enterprises, Inc.*,†	4,451,600	$48,878,568
Coachmen Industries, Inc.†	859,000	5,755,300
Fleetwood Enterprises, Inc.*,†	4,627,600	39,565,980
Thor Industries, Inc.	728,800	32,788,712
		$126,988,560
INDUSTRIAL PRODUCTS — 4.3%
Trinity Industries, Inc.	2,444,350	$91,760,899
FINANCIAL — 2.5%
Horace Mann Educators Corporation	630,100	$12,419,271
Mercury General Corporation	763,900	41,197,127
		$53,616,398
CONSUMER NON-DURABLES — 1.7%
American Greetings Corporation	1,407,800	$37,165,920
DEFENSE — 0.8%
Datapath, Inc.*,**, †	4,100,000	$16,400,000
OTHER COMMON STOCKS — 0.0%		$101,232
TOTAL COMMON STOCKS — 55.6% (Cost $789,991,191)		$1,195,715,075

PORTFOLIO OF INVESTMENTS

September 30, 2007

	Principal Amount	Value
NON-CONVERTIBLE SECURITIES — 8.5%
Federal Home Loan Bank — 4.75% 2009	$50,000,000	$50,247,000
Federal Home Loan Bank — 5.25% 2009	25,000,000	25,264,000
U.S. Treasury Note — 4% 2007	25,000,000	24,992,187
U.S. Treasury Note — 4.125% 2008	25,000,000	24,992,188
U.S. Treasury Note — 4.25% 2007	58,000,000	58,018,125
TOTAL NON-CONVERTIBLE SECURITIES (Cost $182,126,524)		$183,513,500
SHORT-TERM U.S. GOVERNMENT SECURITIES — 17.5%
U.S. Treasury Bill — 4.26% 11/15/07	$80,000,000	$79,646,000
U.S. Treasury Bill — 4.015% 12/13/07	300,000,000	297,797,820
TOTAL SHORT-TERM U.S. GOVERNMENT SECURITIES (Cost $377,195,420)		$377,443,820
TOTAL INVESTMENT SECURITIES — 81.6% (Cost $1,349,313,135)		$1,756,672,395
SHORT-TERM CORPORATE NOTES — 19.6%
American General Finance Corporation — 5.45% 10/01/07	$61,023,000	$61,023,000
General Electric Capital Corporation — 4.7% 10/02/07	50,000,000	49,993,473
Citigroup Funding, Inc. — 5.3% 10/05/07	83,817,000	83,767,641
AIG Funding, Inc. — 5.24% 10/05/07	54,000,000	53,968,560
International Lease Finance Corporation — 4.76% 10/09/07	50,000,000	49,947,111
Toyota Motor Credit Corporation — 5.26% 10/10/07	55,060,000	54,987,596
General Electric Capital Services, Inc. — 4.75% 10/19/07	67,600,000	67,439,450
TOTAL SHORT-TERM CORPORATE NOTES (Cost $421,126,831)		$421,126,831
TOTAL INVESTMENTS — 101.2% (Cost $1,770,439,966)		$2,177,799,226
Other assets and liabilities, net — (1.2)%		(26,524,506)
TOTAL NET ASSETS — 100.0%		$2,151,274,720

*   Non-income producing securities.

**  Restricted Security. This restricted security constituted 0.8% of total net assets at September 30, 2007.

†  Affiliate as defined in the Investment Company Act of 1940 by reason of ownership of 5% or more of its outstanding voting securities during the six-month period ended September 30, 2007.

  Following is a summary of transactions in securities of these affiliates during the period.

	Purchases at Cost	Sales at Cost	Realized Gain/Loss	Dividend Income
Champion Enterprises, Inc.	—	—	—	—
Coachmen Industries, Inc.	—	—	—	$25,770
Datapath, Inc.	—	—	—	—
Fleetwood Enterprises, Inc.	—	—	—	—
Rosetta Resources, Inc.	—	—	—	—

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2007

ASSETS
Investments at value:
Investment securities — at market value (including $192,319,220 in securities of affiliates:identified cost $1,349,313,135)	$1,756,672,395
Short-term investments — at amortized cost (maturities of 60 days or less)	421,126,831	$2,177,799,226
Cash		179
Receivable for:
Dividends and accrued interest	$3,935,426
Capital Stock sold	2,911,326	6,846,752
		$2,184,646,157
LIABILITIES
Payable for:
Investment securities purchased	$29,607,831
Capital Stock repurchased	2,250,381
Advisory fees and financial services	1,338,033
Accrued expenses and other liabilities	175,192	33,371,437
NET ASSETS		$2,151,274,720
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.01 per share; authorized 100,000,000 shares; outstanding 50,435,001 shares		$504,350
Additional Paid-in Capital		1,598,151,603
Undistributed net realized gain on investments		133,902,988
Undistributed net investment income		11,356,519
Unrealized appreciation of investments		407,359,260
NET ASSETS		$2,151,274,720
NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share (net assets divided by shares outstanding)		$42.65
Maximum offering price per share
(100/94.75 of per share net asset value)		$45.01

See notes to financial statements.

STATEMENT OF OPERATIONS

For the Six Months Ended September 30, 2007

INVESTMENT INCOME
Interest		$23,146,693
Dividends (including $25,770 from securities of an affiliate)		5,661,900
		$28,808,593
EXPENSES
Advisory fees	$7,446,708
Financial services	1,141,801
Transfer agent fees and expenses	943,631
Reports to shareholders	154,002
Custodian fees and expenses	71,203
Insurance	67,016
Directors' fees and expenses	30,000
Registration fees	29,415
Audit and tax fees	21,125
Legal fees	7,773
Other expenses	2,800	9,915,474
Net investment income		$18,893,119
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments:
Proceeds from sales of investment securities (excluding short-term investments with maturities 60 days or less)	$701,248,846
Cost of investment securities sold	567,083,845
Net realized gain on investments		$134,165,001
Change in unrealized appreciation of investments:
Unrealized appreciation at beginning of period	$575,289,654
Unrealized appreciation at end of period	407,359,260
Change in unrealized appreciation of investments		(167,930,394)
Net realized and unrealized loss on investments		$(33,765,393)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$(14,872,274)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended September 30, 2007		Year Ended March 31, 2007
CHANGE IN NET ASSETS
Operations:
Net investment income	$18,893,119		$34,601,126
Net realized gain on investments	134,165,001		151,260,096
Change in unrealized appreciation of investments	(167,930,394)		(34,802,645)
Change in net assets resulting from operations		$(14,872,274)		$151,058,577
Distributions to shareholders from: Net investment income	$(17,461,842)		$(31,576,851)
Net realized capital gains	(51,886,662)	(69,348,504)	(154,867,470)	(186,444,321)
Capital Stock transactions: Proceeds from Capital Stock sold	$110,106,502		$245,195,457
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	62,478,199		167,608,814
Cost of Capital Stock repurchased*.	(160,636,706)	11,947,995	(442,467,588)	(29,663,317)
Total change in net assets		$(72,272,783)		$(65,049,061)
NET ASSETS
Beginning of period, including undistributed net investment income of $9,925,242 and $6,900,967 at March 31, 2007 and 2006, respectively		2,223,547,503		2,288,596,564
End of period, including undistributed net investment income of $11,356,519 and $9,925,242 at September 30, 2007 and March 31, 2007, respectively		$2,151,274,720		$2,223,547,503
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		2,439,385		5,706,153
Shares issued to shareholders upon reinvestment of dividends and distributions		1,364,749		3,987,853
Shares of Capital Stock repurchased		(3,586,714)		(10,347,193)
Change in Capital Stock outstanding		217,420		(653,187)

*   Net of redemption fees of $25,648 and $23,139 for the periods ended September 30, 2007 and March 31, 2007, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended September 30,	Year Ended March 31,
	2007	2007	2006	2005	2004	2003
Per share operating performance:
Net asset value at beginning of period	$44.28	$44.99	$41.31	$38.97	$24.86	$30.16
Income from investment operations
Net investment income	$0.38	$0.69	$0.35	$0.05	$0.02	— *
Net realized and unrealized gain (loss) on investment securities	(0.62)	2.34	6.98	3.77	14.44	$(4.97)
Total from investment operations	$(0.24)	$3.03	$7.33	$3.82	$14.46	$(4.97)
Less distributions:
Dividends from net investment income	$(0.35)	$(0.63)	$(0.26)	— *	$(0.02)	—
Distributions from net realized capital gains	(1.04)	(3.11)	(3.39)	$(1.48)	(0.33)	$(0.33)
Total Distributions	$(1.39)	$(3.74)	$(3.65)	$(1.48)	$(0.35)	$(0.33)
Redemption Fees	— *	— *	— *	— *	— *	—
Net asset value at end of period	$42.65	$44.28	$44.99	$41.31	$38.97	$24.86
Total investment return**	(0.76)%	7.37%	18.33%	10.04%	58.29%	(16.62)%
Ratios/supplemental data:
Net assets at end of period (in $000's)	$2,151,275	$2,223,548	$2,288,597	$1,744,742	$1,340,108	$585,827
Ratio of expenses to average net assets	0.88%†	0.86%	0.83%	0.85%	0.83%	0.87%
Ratio of net investment income to average net assets	1.67%†	1.58%	0.83%	0.13%	0.06%	—
Portfolio turnover rate	11%†	18%	26%	16%	20%	17%

*  Rounds to less than $  0.01 per share

**  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The return for the six months ended September 30, 2007 is not annualized.

†  Annualized

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

September 30, 2007

NOTE 1 — Significant Accounting Policies

FPA Capital Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end investment company. The Fund's primary investment objective is long-term capital growth. Current income is a factor, but a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

Securities listed or traded on a national securities exchange are valued at the last sale price on the last business day of the period, or if there was not a sale that day, at the last bid price. Securities traded in the NASDAQ National Market System are valued at the NASDAQ Official Closing Price on the last business day of the period, or if there was not a sale that day, at the last bid price. Unlisted securities are valued at the most recent bid price. Short-term investments with maturities of 60 days or less at the time of purchase are valued at amortized cost which approximates market value.

B.  Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

C.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.  Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Purchases of Investment Securities

Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $757,332,045 for the six months ended September 30, 2007. Realized gains or losses are based on the specific identification method. All of the amounts reported in the financial statements as of September 30, 2007 were the same for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all investments at September 30, 2007 for federal income tax purposes was $480,533,116 and $73,173,856, respectively, resulting in net unrealized appreciation of $407,359,260. The Fund adopted the provisions of Financial Accounting Standards Board Interpretation No. 48 ("FIN 48"), Accounting for Uncertainty in Income Taxes, on April 1, 2007. The implementation of FIN 48 resulted in no liability for unrecognized tax benefits and no change to the beginning net asset value of the Fund. As of and during the period ended September 30, 2007, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended before March 31, 2003 or by state tax authorities for years ended before March 31, 2002.

NOTE 3 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first

NOTES TO FINANCIAL STATEMENTS

Continued

$50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.1% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement provides that the Adviser will reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 11/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year. The Advisor commenced providing advisory services under a new investment advisory agreement approved by shareholders on May 1, 2006. The Adviser is a new investment advisory firm owned entirely by the former principals and key investment professionals of the Fund's prior advisor. The terms of the new investment advisory agreement are identical to the prior investment advisory agreement.

For the six months ended September 30, 2007, the Fund paid aggregate fees of $30,000 to all Directors who are not interested persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the six months ended September 30, 2007, the Fund collected $25,648 in redemption fees, which amounts to less than $0.01 per share.

NOTE 5 — Distributor

For the six months ended September 30, 2007, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $11,751 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

SHAREHOLDER EXPENSE EXAMPLE

September 30, 2007

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value March 31, 2007	$1,000.00	$1,000.00
Ending Account Value September 30, 2007	$992.40	$1,020.53
Expenses Paid During Period*	$4.40	$4.47

*  Expenses are equal to the Fund's annualized expense ratio of 0.88%, multiplied by the average account value over the period and prorated for the six-months ended September 30, 2007 (183/365 days).

DIRECTOR AND OFFICER INFORMATION

Name, Age & Address	Position(s) With Fund/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (72)*	Director & Chairman† Years Served: 9	Retired. Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	6

Alfred E. Osborne, Jr. – (62)*	Director† Years Served: 7	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	3	Investment Company Institute, Wedbush, Inc., EMAK, and Heckmann Corporation.

A. Robert Pisano – (64)*	Director† Years Served: 5	President and Chief Operating Officer of the Motion Picture Association of America, Inc. since 2005. Formerly, until 2005, National Executive Director and Chief Executive Officer of the Screen Actors Guild.	5	State Net, Resources Global Professionals and The Motion Picture and Television Fund.

Patrick B. Purcell (64)*	Director† Years Served: 1	Retired. Formerly Consultant from March 1998 to August 2000, and Executive Vice President, Chief Financial Officer and Chief Administrative Officer from 1989 to March 1998, of Paramount Pictures.	3	The Ocean Conservancy and The Motion Picture and Television Fund

Lawrence J. Sheehan – (75)*	Director† Years Served: 16	Retired. Formerly partner (1969 to 1994) and of counsel employee (1994-2002) of the firm of O'Melveny & Myers LLP.	6

Robert L. Rodriguez – (58)	Director† President & Chief Investment Officer Years Served: 7	Chief Executive Officer of the Adviser.	2	FPA Fund Distributors, Inc.

Dennis M. Bryan – (46)	Vice President & Portfolio Manager Years Served: 11	Partner of the Adviser since 2006. Formerly Vice President of First Pacific Advisors, Inc. from 1993 to 2006.

Rikard B. Ekstrand – (42)	Vice President & Portfolio Manager Years Served: <1	Partner of the Advisor since 2006. Formerly Vice President of First Pacific Advisors, Inc. from 1999 to 2006.

Eric S. Ende – (63)	Vice President Years Served: 22	Partner of the Adviser since 2006. Formerly Senior Vice President of First Pacific Advisors, Inc. from 1983 to 2006.	3

J. Richard Atwood – (47)	Treasurer Years Served: 10	Chief Operating Officer of the Adviser. President and Chief Executive Officer of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Christopher H. Thomas – (50)	Chief Compliance Officer Years Served: 12	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Sherry Sasaki – (52)	Secretary Years Served: 24	Assistant Vice President and Secretary of the Adviser and Secretary of FPA Fund Distributors, Inc.

E. Lake Setzler – (40)	Assistant Treasurer Years Served: 1	Vice President and Controller of the Adviser since 2005. Formerly Chief Operating Officer of Inflective Asset Management, LLC (2004-2005) and Vice President of Transamerica Investment Management, LLC (2000-2004).

†  Directors serve until their resignation, removal or retirement.
*  Audit Committee member
Additional information on the Directors is available in the Statement of Additional Information. Each of the above listed individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA 90064.

FPA CAPITAL FUND, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts 02266-8115

30 Dan Road
Canton, MA 02021-2809

(800) 638-3060
(617) 483-5000

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

TICKER: FPPTX
CUSIP: 302539101

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA Capital Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

The Fund's complete proxy voting record for the 12 months ended June 30, 2007 is available without charge, upon request, by calling (800) 982-4372 and on the SEC's web site at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 942-8090. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of the quarter.

Item 2.              Code of Ethics. Not Applicable to this semi-annual report.

Item 3.              Audit Committee Financial Expert. Not Applicable to this semi-annual report.

Item 4.              Principal Accountant Fees and Services. Not Applicable to this semi-annual report.

Item 5.              Audit Committee of Listed Registrants. Not Applicable.

Item 6.              Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.              Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.              Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9.              Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.           Submission of Matters to a Vote of Security Holders. There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.            Controls and Procedures.

(a)           The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)           There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.            Exhibits.

(a)(1)        Code of ethics as applies to the registrant’s officers and directors, as required to be disclosed under Item 2 of Form N-CSR. Not Applicable to this semi-annual report.

(a)(2)        Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

(a)(3)        Not Applicable

(b)             Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange  Act of  1934  and  the  Investment  Company  Act  of  1940,  the registrant has duly caused this report to be signed  on  its behalf by the undersigned, thereunto duly authorized.

FPA CAPITAL FUND, INC.

By:	/s/ ROBERT L. RODRIGUEZ
Robert L. Rodriguez, President
(Principal Executive Officer)

Date:   November 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA CAPITAL FUND, INC.

By:	/s/ ROBERT L. RODRIGUEZ
Robert L. Rodriguez, President
(Principal Executive Officer)

Date:   November 28, 2007

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date:   November 28, 2007